Exhibit 10.7

PRIVATE PLACEMENT SHARES PURCHASE AGREEMENT

THIS PRIVATE PLACEMENT SHARES PURCHASE AGREEMENT, dated as of June [  ], 2021 (as it may from time to time be amended, this “Agreement”), is entered into by and between TradeUP Acquisition Corp., a Delaware corporation (the “Company”), and TradeUP Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Tradeup INC., a Delaware corporation (together with the Sponsor, the “Purchasers”).

WHEREAS, the Company intends to consummate a public offering of the Company’s units (the “Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.0001 per share (a “Share”), and one-half of one redeemable warrant, each warrant exercisable for one Share at an exercise price of $11.50 per Share, as set forth in the Company’s registration statement on Form S-1 related to the Public Offering (the “Registration Statement”); and

WHEREAS, the Purchasers have agreed to purchase from the Company an aggregate of 295,000 shares of Common Stock (the “Firm Private Shares”) (or up to 319,000 shares if the over-allotment option in connection with the Public Offering is exercised in full) (the “Additional Private Shares” and, together with the Firm Private Shares, the “Private Shares”).

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby, intending legally to be bound, agree as follows:

Section 1. Authorization, Purchase and Sale; Terms of the Private Shares.

A. Authorization of the Private Shares. The Company has duly authorized the issuance and sale of the Private Shares to the Purchasers.

B. Purchase and Sale of the Private Shares.

(i) As payment in full for the 295,000 Firm Private Shares being purchased under this Agreement, the Purchasers shall pay $2,950,000 (the “Purchase Price”), among which, the Sponsor shall pay $2,360,000 for the 236,000 Firm Private Shares and Tradeup INC. shall pay $590,000 for the 59,000 Firm Private Shares, by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company, to the trust account (the “Trust Account”) at a financial institution to be chosen by the Company, maintained by Wilmington Trust, National Association, acting as trustee, at least one (1) business day prior to the date of effectiveness of the Registration Statement.

(ii) In the event that the over-allotment option is exercised in full or in part, the Purchasers shall purchase up to an additional 24,000 Additional Private Shares, among which, the Sponsor shall purchase up to an additional 19,200 Additional Private Shares and Tradeup INC. shall purchase up to an additional 4,800 Additional Private Shares, in the same proportion as the amount of the over-allotment option that is exercised, and simultaneously with such purchase of Additional Private Shares, as payment in full for the Additional Private Shares being purchased hereunder, and at least one (1) business day prior to the closing of all or any portion of the over-allotment option, the Purchasers shall pay $10.00 per unit, up to an aggregate amount of $240,000, by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company, to the Trust Account.

(iii) The closing of the purchase and sale of the Firm Private Shares shall take place simultaneously with the closing of the Public Offering (the “Initial Closing Date”). The closing of the purchase and sale of the Additional Private Shares, if applicable, shall take place simultaneously with the closing of all or any portion of the over-allotment option exercise (such closing date, together with the Initial Closing Date, the “Closing Dates” and each, a “Closing Date”). The closing of the purchase and sale of each of the Firm Private Shares and the Additional Private Shares shall take place at the offices of Hunter Taubman Fischer & Li LLC, 800 Avenue Suite 2800, New York, New York 10022, or such other place as may be agreed upon by the parties hereto.

C. Terms of the Private Shares.

(i) The Private Shares are identical to the Shares that are part of the units to be offered in the Public Offering except that: (a) the Private Shares will not, except in limited circumstances, be transferable or salable until 30 days after the completion of the Company’s initial business combination (the “Business Combination”) so long as they are held by the Purchaser or its permitted transferees; and (b) the Private Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after the expiration of the lockup described above in clause (a) and they are registered pursuant to the Registration Rights Agreement (as defined below) or an exemption from registration is available, and the restrictions described above in clause (a) have expired.

(ii) At or prior to the time of the Initial Closing Date, the Company and the Purchasers shall enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company will grant certain registration rights to the Purchasers relating to the Private Shares.

Section 2. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Private Shares, the Company hereby represents and warrants to the Purchasers (which representations and warranties shall survive the Closing Dates) that:

A. Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrant Agreement.

B. Authorization; No Breach.

(i) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Private Shares have been duly authorized by the Company as of the Closing Dates. Each of this Agreement, the Registration Rights Agreement and the Warrant Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement, the Private Shares will constitute valid and binding obligations of the Company, enforceable in accordance with their terms as of the Closing Dates, as the case may be.

(ii) The execution and delivery by the Company of this Agreement, the Registration Rights Agreement and the Private Shares, the issuance and sale of the Private Shares and the fulfillment of, and compliance with, the respective terms hereof and thereof by the Company, do not and will not as of the Closing Dates (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s capital stock or assets under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to the certificate of incorporation or the bylaws of the Company (in effect on the date hereof or as may be amended prior to completion of the contemplated Public Offering), or any material law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject, except for any filings required after the date hereof under federal or state securities laws.

C. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, each of the Private Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Purchasers will have good title to the Private Shares, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder and under the other agreements contemplated hereby, (ii) transfer restrictions under federal and state securities laws, and (iii) liens, claims or encumbrances imposed due to the actions of the Purchasers.

D. Governmental Consents. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of any other transactions contemplated hereby.

Section 3. Representations and Warranties of the Purchasers. As a material inducement to the Company to enter into this Agreement and issue and sell the Private Shares to the Purchasers, each Purchaser hereby represents and warrants to the Company (which representations and warranties shall survive the Closing Dates) that:

A. Organization and Requisite Authority. Each Purchaser possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

B. Authorization; No Breach.

(i) This Agreement constitutes a valid and binding obligation of each Purchaser, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting creditors’ rights and to general equitable principles (whether considered in a proceeding in equity or law).

(ii) The execution and delivery by each Purchaser of this Agreement and the fulfillment of and compliance with the terms hereof by such Purchaser does not and shall not as of the Closing Dates conflict with or result in a breach by such Purchaser of the terms, conditions or provisions of any agreement, instrument, order, judgment or decree to which such Purchaser is subject.

C. Investment Representations.

(i) Each Purchaser is acquiring the Private Shares, for such Purchaser’s own account, for investment purposes only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii) Each Purchaser acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

(iii) Each Purchaser understands that the Private Shares are being offered and will be sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations and warranties of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Securities.

(iv) Each Purchaser did not enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

(v) Each Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Private Shares which have been requested by such Purchaser. Each Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Each Purchaser understands that its investment in the Private Shares involves a high degree of risk and it has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the acquisition of the Private Shares.

(vi) Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Private Shares or the fairness or suitability of the investment in the Private Shares by such Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Private Shares.

(vii) Each Purchaser understands that: (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder or (2) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Private Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, each Purchaser understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after an initial business combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Private Shares despite technical compliance with the certain requirements of such Rule, and the Private Shares can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act.

(viii) Each Purchaser has such knowledge and experience in financial and business matters, knowledge of the high degree of risk associated with investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Private Shares and is able to bear the economic risk of an investment in the Private Shares in the amount contemplated hereunder for an indefinite period of time. The Founders has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Private Shares. Each Purchaser can afford a complete loss of its investments in the Private Shares.

(ix) The Purchaser understands that the Private Shares shall bear the following legend and appropriate “stop transfer restrictions”:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LOCKUP PROVISIONS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF DURING THE TERM OF THE LOCKUP.”

Section 4. Conditions of the Purchasers’ Obligations. The obligations of the Purchasers to purchase and pay for the Private Shares are subject to the fulfillment, on or before the Closing Dates, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct at and as of the Closing Dates as though then made.

B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Dates.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

Section 5. Conditions of the Company’s Obligations. The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing Dates, of each of the following conditions:

A. Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct at and as of the Closing Dates as though then made.

B. Performance. The Purchasers shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Purchasers on or before the Closing Dates.

C. No Injunction. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby, which prohibits the consummation of any of the transactions contemplated by this Agreement.

D. Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement on terms set forth in the Registration Statement.

Section 6. Termination. This Agreement may be terminated at any time after December 31, 2021 upon the election by either the Company or a Purchaser entitled to purchase a majority of the Private Shares upon written notice to the other parties if the closing of the Public Offering does not occur prior to such date.

Section 7. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the Closing Dates.

Section 8. Definitions. Terms used but not otherwise defined in this Agreement shall have the meaning assigned to such terms in the Registration Statement.

Section 9. Miscellaneous.

A. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement, other than assignments by the Purchasers to affiliates thereof.

B. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

C. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need to contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

D. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

E. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of the State of New York.

F. Amendments. This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

TRADEUP ACQUISITION CORP.
By:
Name:	Jianwei Li
Title:	Chairman and Co-Chief Executive Officer

TRADEUP ACQUISITION SPONSOR LLC

By:
Name: Jianwei Li Title: Manager

TRADEUP INC.

By:
Name: Xin Song Title: Sole Director

[Signature Page to the Private Shares Purchase Agreement-TradeUP Acquisition Corp.]